UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 23, 1998


                             RALPHS GROCERY COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                          33-31152             95-4356030
(State or other jurisdiction of           (Commission          (IRS Employer
 incorporation or organization)             File No.)        Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                             97202
(Address of principal executive offices)                         (Zip Code)


                                 (503) 232-8844
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         The Registrant's first three fiscal quarters have been changed to end on the Sunday 16 weeks, 28 weeks and 40 weeks, respectively, after the Registrant's fiscal year-end, which will remain the Sunday closest to January
31. For the Registrant's fiscal year 1998, therefore, the first quarter ended May 24, 1998, the second quarter will end August 16, 1998, the third quarter will end November 8, 1998 and the fiscal year will end January 31, 1999.

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
                                   SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:   July 7, 1998

                                       RALPHS GROCERY COMPANY



                                       By: ROGER A. COOKE
                                           -------------------------------------
                                           Roger A. Cooke
                                           Sr. Vice President

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